UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2019

ENERGY TRANSFER OPERATING, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	1-31219	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8111 Westchester Drive, Suite 600

Dallas, Texas 75225

(Address of principal executive offices)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 15, 2019, Energy Transfer Operating, L.P. (the “Partnership”) and its wholly owned subsidiary, Sunoco Logistics Partners Operations L.P. (the “Operating Partnership”), completed the previously reported underwritten public offering (the “Offering”) of $750,000,000 aggregate principal amount of the Partnership’s 4.500% Senior Notes due 2024 (the “2024 Notes”), $1,500,000,000 aggregate principal amount of the Partnership’s 5.250% Senior Notes due 2029 (the “2029 Notes”), and $1,750,000,000 aggregate principal amount of the Partnership’s 6.250% Senior Notes due 2049 (the “2049 Notes” and, together with the 2024 Notes and the 2029 Notes, collectively, the “Notes”). The Notes will initially be fully and unconditionally guaranteed by the Operating Partnership (the “Guarantees” and, together with the Notes, the “Securities”) on a senior unsecured basis so long as the Operating Partnership guarantees any of the Partnership’s obligations under its revolving credit facility. The Securities were issued under the Indenture, dated as of June 8, 2018 (the “Indenture”), among the Partnership, the Operating Partnership and U.S. Bank National Association, as trustee, as supplemented by the Second Supplemental Indenture, dated as of January 15, 2019 (the “Supplemental Indenture”).

The Offering was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3ASR (Registration No. 333-221411) of the Partnership, as amended by Post-Effective Amendment No. 1 thereto and as supplemented by the Prospectus Supplement dated January 8, 2019 relating to the Securities (together with the accompanying prospectus dated November 8, 2017, the “Prospectus Supplement”), filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on January 10, 2019. A legal opinion related to the Securities is included as Exhibit 5.1 hereto.

The terms of the Securities and the Supplemental Indenture are further described in the Prospectus Supplement under the captions “Description of the Notes” and “Description of Debt Securities.” Such descriptions do not purport to be complete and are qualified by reference to the Indenture and the Supplemental Indenture, which are filed as Exhibit 4.1 and Exhibit 4.2, respectively, hereto and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of June 8, 2018, among Energy Transfer Operating, L.P., as issuer, Sunoco Logistics Partners Operations L.P., as guarantor, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of Current Report on Form 8-K, filed June 8, 2018).

4.2	Second Supplemental Indenture, dated as of January 15, 2019, by and among Energy Transfer Operating, L.P., as issuer, Sunoco Logistics Partners Operations L.P., as guarantor, and U.S. Bank National Association, as trustee.

4.3	Forms of Notes (included in Exhibit 4.2 hereto).

5.1	Opinion of Latham & Watkins LLP regarding the legality of the Securities.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER OPERATING, L.P.

	By:	Energy Transfer Partners GP, L.P., its general partner

	By:	Energy Transfer Partners, L.L.C, its general partner

Date: January 15, 2019	By:	/s/ Thomas E. Long
Thomas E. Long Chief Financial Officer